UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

Paramount Skydance Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42791	99-3917985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	PSKY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On July 31, 2026, Paramount Skydance Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to file, among other things, the unaudited pro forma financial statements included as Exhibit 99.3 thereto. The Company is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to amend Exhibit 99.3 of the Original Report in order to correct certain information included in the table on page 5 of such Exhibit 99.3. The table below updates and supersedes the information in the table on page 5 of Exhibit 99.3 to the Original Report. Except for the information contained on such table, this Amendment does not otherwise modify or update the Original Report or the exhibits thereto.

Existing WBD Notes to be Exchanged (the “Existing WBD Notes”)	Issuer of Existing WBD Notes	Aggregate Principal Amount of Notes Validly Delivered in Consent Solicitations and Eligible to Participate in the Exchange Offers	Second Lien Secured Exchange Notes Offered
4.125% Senior Notes due 2029	DCL Issuer	$655,825,000	6.250% Senior Secured Second Lien Notes due 2029
3.625% Senior Notes due 2030	DCL Issuer	$914,183,000	4.875% Senior Secured Second Lien Notes due 2030
5.000% Senior Notes due 2037	DCL Issuer	$453,281,000	5.000% Senior Secured Second Lien Notes due 2037
6.350% Senior Notes due 2040	DCL Issuer	$438,102,000	6.350% Senior Secured Second Lien Notes due 2040
4.950% Senior Notes due 2042	DCL Issuer	$130,366,000	4.950% Senior Secured Second Lien Notes due 2042
4.875% Senior Notes due 2043	DCL Issuer	$141,584,000	4.875% Senior Secured Second Lien Notes due 2043
5.200% Senior Notes due 2047	DCL Issuer	$3,161,000	5.200% Senior Secured Second Lien Notes due 2047
5.300% Senior Notes due 2049	DCL Issuer	$247,860,000	5.300% Senior Secured Second Lien Notes due 2049
4.054% Senior Notes due 2029	DGH Issuer	$1,353,828,000	6.304% Senior Secured Second Lien Notes due 2029
4.279% Senior Notes due 2032	DGH Issuer	$2,691,764,000	4.904% Senior Secured Second Lien Notes due 2032
5.050% Senior Notes due 2042	DGH Issuer	$4,104,687,000	5.050% Senior Secured Second Lien Notes due 2042
5.141% Senior Notes due 2052	DGH Issuer	$949,883,000	5.141% Senior Secured Second Lien Notes due 2052
4.302% Senior Notes due 2030	DGH Issuer	€234,382,000	5.802% Senior Secured Second Lien Notes due 2030
4.693% Senior Notes due 2033	DGH Issuer	€316,641,000	5.068% Senior Secured Second Lien Notes due 2033

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT SKYDANCE CORPORATION

By:	/s/ Stephanie Kyoko McKinnon
	Name:	Stephanie Kyoko McKinnon
	Title:	General Counsel and Secretary

Date: August 4, 2026